Exhibit 10.92

CONTRIBUTION AGREEMENT

BETWEEN

FRISCO SQUARE LAND, LTD.,
a Texas limited partnership,

FRISCO SQUARE PROPERTIES, LTD.,
a Texas limited partnership,

FRISCO SQUARE B1-6, F1-11, LTD.,
a Texas limited partnership,

AND FRISCO SQUARE B1-7, F1-10, LTD.,
a Texas limited partnership

AS TRANSFERORS

AND

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

AS TRANSFEREE

As of August 3, 2007

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (the “Agreement”) is made to be effective as of this 3rd day of August 2007, by and between FRISCO SQUARE LAND, LTD., a Texas limited partnership, FRISCO SQUARE PROPERTIES, LTD., a Texas limited partnership, FRISCO SQUARE B1-6, F1-11, LTD., a Texas limited partnership, and FRISCO SQUARE B1-7, F1-10, LTD., a Texas limited partnership (collectively “Transferor”), and BEHRINGER HARVARD FRISCO SQUARE LP, a Delaware limited partnership (“Transferee”).

WITNESSETH:

ARTICLE 1

CONTRIBUTION AND CONVEYANCE

1.1           Agreement of Contribution and Conveyance. Subject to the terms and conditions hereinafter set forth, Transferor agrees to contribute and convey or cause its affiliates to contribute and convey and Transferee or its subsidiary or subsidiaries agree to accept and acquire the following:

(a)           those certain tracts or parcels of land situated in Collin County, Texas, consisting in the aggregate of approximately 41.5097 acres being a portion of the proposed development commonly known as Frisco Square, more particularly described by metes and bounds on Exhibits A-1, A-2, A-3 and A-4 attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Transferor in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the “Land”);

(b)           the buildings and other improvements on the Land, including specifically, without limitation, those certain office buildings containing approximately 43,456 square feet of space, approximately 114 multifamily units and approximately 57,000 square feet of retail space and related facilities located thereon (the property described in clause (b) of this Section 1.1 being herein referred to collectively as the “Improvements”);

(c)           the personal property owned by Transferor and located upon the Land or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property owned by Transferor and used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the “Personal Property”);

(d)           all of Transferor’s right, title and interest in all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Transferor (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the “Leases”); and

(e)           all of Transferor’s right, title and interest in and to (i) all assignable contracts and agreements relating to the development, construction, upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property listed on Exhibit B attached hereto (collectively, the “Operating Agreements”); (ii) all warranties and guaranties (express or implied) issued to Transferor in connection with the Improvements or the Personal Property; (iii) all assignable entitlements, zoning letters, variances, site or plan approvals, licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Land, Improvements, or Personal Property; (iv) all other assignable intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, the use of any and all trade names or logos used by Transferor in the operation of the Land, Improvements or Personal Property; and (v) all of Transferor’s right, title and interest in or to all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property including, but not limited to, architectural, engineering and CAD drawings (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the “Intangibles”).

1.2           Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the “Property.”

1.3           Permitted Exceptions. The Property shall be conveyed subject to the matters which are deemed to be Permitted Exceptions pursuant to Section 2.3 hereof and listed on Exhibit C attached hereto (herein referred to collectively as the “Permitted Exceptions”).

1.4           Consideration. In consideration for Transferor’s capital contribution of the Property to Transferee:

(a)           Transferee shall issue to Transferor partnership interests in Transferee pursuant to that certain Agreement of Limited Partnership of Behringer Harvard Frisco Square LP executed of even date herewith by and between Behringer Harvard Frisco Square GP, LLC, as general partner, and Behringer Harvard Frisco Square Investor, LLC and Transferor, as limited partners (the “Partnership Agreement”);

(b)           Transferee shall assume, be liable for, agree to pay, and indemnify Transferor and its affiliates to the extent that Transferor and its affiliates incur any loss, cost, expense or other obligation for the payment of each of the debts, liabilities, payables and other obligations expressly set forth on Exhibit D-1 attached hereto (the “Liabilities”); and

(c)           Transferee and Transferor hereby agree that the gross fair market value of the Property is equal to $67,788,446, the Liabilities are equal to $29,949,666, and the fair market value of the capital contributed by Transferor to Transferee is equal to $6,642,575, which capital contributed shall be allocated among the entities constituting the Transferor as set forth on Exhibit D-2, and Transferor’s initial capital account in Transferee will be equal to such amount.

ARTICLE 2

TITLE AND SURVEY

2.1           Title Insurance. Chicago Title Insurance Company (the “Title Company”) located at 2001 Bryan Street, Suite 1750, Dallas, Texas 75201 (Attn: Ted Darby) has issued to Transferee one or more pro forma Owner’s Policy(ies) of Title Insurance in form satisfactory to Transferee (one or each, a “Pro Forma Policy”).

2.2           Survey. Transferor has, at Transferor’s expense, furnished to Transferee one or more current ALTA/ASCM Survey(s) (each, a “Survey”) of the Property in form acceptable to Transferee, containing the certification by surveyor in the form of Exhibit E attached hereto  and in form sufficient for Title Company to delete the general survey exception under the Pro Forma Policy. Unless otherwise agreed by Transferor and

Transferee, the metes and bounds description contained in the Survey(s) shall be the legal description employed in the documents of conveyance of the Property.

2.3           Obligation to Cure Liens. Transferor shall cause Title Company to and hereby authorizes Title Company to apply such portion Transferor funds at Closing as may be necessary to discharge of record those certain mechanics’ or materialmen’s liens or mortgages, deeds of trust or other instruments creating a lien for borrowed money against all or any part of the Property not included within the Liabilities (the “Rejected Liabilities”).

2.4           Owner’s Policy of Title Insurance. Title Company has agreed to (and Transferor will cause Title Company to) issue, promptly upon return of all recorded instruments delivered in connection with the Closing (including, without limitation, those instruments recorded to release the Rejected Liabilities), to Transferee an Owner’s Policy of Title Insurance (the “Title Policy”) in form identical to the Pro Forma Policy (except as revised to reflect recording information for said recorded instruments of Closing).

ARTICLE 3

FINANCIAL REPORTING

3.1           Financial Reporting. Transferee has advised Transferor that Transferee, at its sole cost and expense, must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Transferee and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Transferor agrees to use reasonable efforts to cooperate with Transferee’s auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence (a) Transferor shall, during normal business hours, allow Transferee’s auditors reasonable access to such books and records maintained by Transferor (and Transferor’s manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (b) Transferor shall use reasonable efforts to provide to Transferee such financial information and supporting documentation that are in Transferor’s (or an affiliate of Transferor’s) possession or reasonable control,  as are necessary for Transferee’s auditors to prepare audited financial statements; (c) Transferor will make available for interview by Transferee and Transferee’s auditors the manager of the Property or other agents or representatives of Transferor responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (d) if Transferor has audited financial statements with respect to the Property, Transferor shall promptly provide Transferee’s auditors with a copy of such audited financial statements. If after the Closing Date Transferor obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Transferor shall promptly provide Transferee with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Transferee agrees to indemnify and hold Transferor harmless of and from any claim for physical damages or physical injuries arising from Transferee’s inspection of the Property, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify shall survive Closing.

ARTICLE 4

CLOSING

4.1           Time and Place. Closing of the transaction contemplated hereby (“Closing”) shall be held at the offices of the Title Company on August 3, 2007 (the “Closing Date”) unless otherwise mutually agreed by Transferor and Transferee. At Closing, Transferor and Transferee shall execute and deliver the Partnership Agreement and that certain Supplement to Contribution Agreement (the “Supplement”) by and between

Transferee and Frisco Square B1-6, F1-11, Ltd., a Texas limited partnership (which obligations shall survive Closing). At Closing, Transferor and Transferee shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

4.2           Transferor’s Obligations at Closing. At Closing, Transferor or its affiliate or, as applicable, each constituent entity thereof shall:

(a)           deliver to Transferee or its designated subsidiary one or more Special Warranty Deed(s) (the “Deeds”) in the form of Exhibit F attached hereto and made a part hereof, executed and acknowledged by Transferor and in recordable form, conveying the Land and Improvements to Transferee, subject only to the Permitted Exceptions;

(b)           deliver to Transferee or its designated subsidiary one or more Bills of Sale (the “Bills of Sale”) in the form of Exhibit G attached hereto and made a part hereof, executed and acknowledged by Transferor or its applicable affiliates;

(c)           join with Transferee or its designated subsidiary in the execution and acknowledgment of one or more Assignment and Assumption of Contracts (the “Assignments of Contracts”) in the form of Exhibit H attached hereto and made a part hereof;

(d)           join with Transferee in the execution of a letter to each tenant of the Property in the applicable forms (as to residential, office or retail tenants) of Exhibit I attached hereto and made a part hereof;

(e)           deliver to Transferee or its designated subsidiary one or more FIRPTA Affidavits in the form of Exhibit J attached hereto and made a part hereof, duly executed by Transferor or its applicable affiliates;

(f)            deliver to Transferee one or more current rent rolls for the Property consistent with the List of Leases (as hereinafter defined) certified by Transferor or its applicable affiliates to be true and correct as of the Closing Date;

(g)           deliver to Transferee an estoppel certificate in a form acceptable to Transferee executed by the City of Frisco (the “City Estoppel”);

(h)           deliver to Transferee such evidence as Transferee’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Transferor;

(i)            deliver to Transferee or its designee or property manager original Leases, original Operating Agreements and all other documents described in Section 1.1 hereof;

(j)            deliver to Transferee possession and occupancy of the Property, subject to the Permitted Exceptions (including, without limitation, rights of tenants under Leases);

(k)           deliver to Transferee or its designee or property manager  all available keys or access cards used with respect to the Property in Transferor’s possession;

(l)            cause to be delivered to Transferee the Title Policy pursuant to Section 2.5 hereof;

(m)          join with Transferee in the execution of any applicable release, modification and/or assignment and assumption agreements and related documentation (the “Assumption Documents”) relating to the Liabilities, in form acceptable to Transferee, Transferor and the applicable lender or lienholder or like party under the Liabilities and enter into all necessary documents to obtain a full release of any debt existing with respect to the Property made by Citibank;

(n)           join with Transferee in the execution of that certain escrow agreement for funds to be used in connection with the capital repairs required under Section 4.5 below (the “Capital Repair Escrow Agreement”); and

(o)           join with Transferee such that (i) Transferor and Transferee shall issue at Closing joint written instructions directing the Title Company to disburse directly to LandAmerica Wilson Title Company, 1700 Redbud, Suite 300, McKinney, Texas 75069 (“LandAmerica”) the sum set forth in the Supplement as allocable to “Tract B1-10 and Tract F1-9” (the “Parking Lot Purchase Price”) and such other amounts as set forth in the Supplement, said Parking Lot Purchase Price and such other amounts as set forth in the Supplement to be held in escrow by LandAmerica pending and utilized solely in connection with the closing under that certain Earnest Money Contract, by and between Frisco Square B1-6, F1-11, Ltd. and the City of Frisco (the “Parking Lot Contract”) related to real property and as more particularly addressed in the Supplement and (ii) Transferor and Transferee shall enter into the Capital Repair Escrow Agreement and direct Title Company to hold in escrow the amount set forth in Section 4.5 below pursuant to that agreement.

4.3           Transferee’s Obligations at Closing. At Closing, Transferee shall:

(a)           join with Transferor such that (i) Transferor and Transferee shall issue at Closing joint written instructions directing the Title Company to disburse directly to LandAmerica Wilson Title Company, 1700 Redbud, Suite 300, McKinney, Texas 75069 (“LandAmerica”) the sum set forth in the Supplement as allocable to “Tract B1-10 and Tract F1-9” (the “Parking Lot Purchase Price”) and such other amounts as set forth in the Supplement, said Parking Lot Purchase Price and such other amounts as set forth in the Supplement to be held in escrow by LandAmerica pending and utilized solely in connection with the closing under that certain Earnest Money Contract, by and between Frisco Square B1-6, F1-11, Ltd. and the City of Frisco (the “Parking Lot Contract”) related to real property and as more particularly addressed in the Supplement and (ii) Transferor and Transferee shall enter into the Capital Repair Escrow Agreement and direct Title Company to hold in escrow the amount set forth in Section 4.5 below pursuant to that agreement;

(b)           join with or, if applicable, cause an affiliate of Transferee to join with Transferor in execution of the instruments described in Sections 4.2(c), 4.2(d), 4.2(m) and 4.2(n) above;

(c)           deliver to Title Company such funds and documentation as are necessary to comply with Transferee’s obligations under Section 2.3 of this Agreement; and

(d)           deliver to Transferor such evidence as Transferor’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Transferee.

4.4           Credits and Prorations. The following provisions shall govern the apportionment of income and expenses at Closing with respect to the Property between Transferor and Transferee:

(a)           Real estate taxes and assessments and personal property taxes with respect to the Property shall be prorated between Transferor and Transferee at Closing. If the Closing shall occur before the amount of taxes is fixed, the apportionment of taxes shall be made based upon one hundred percent (100%) of the tax rate for the preceding year, applied to the latest assessed valuation of the Property. Upon receipt of the actual tax bill for the Property, the proration of taxes made at Closing shall be subject to adjustment pursuant to Section 4.4(g) below.

(b)           Expenses under the Operating Agreements shall be prorated between Transferor and Transferee at Closing.

(c)           Transferor shall arrange for final meter readings on all utilities at the Property to be taken on the day preceding Closing. Transferor shall be responsible for the payment of utilities used through the day preceding the Closing Date and Transferee shall be responsible for the payment of utilities used on or after the Closing Date as established by final meter readings on all utilities at the Property. With respect to any utility for which there is no meter, the expenses for such utility shall be prorated between Transferor and Transferee at Closing based upon the most current bill for such utility. Any deposits for utilities shall inure to the benefit of and be deemed assigned to Transferee, with an appropriate credit to Transferor. Transferor and Transferee shall reasonably cooperate to cause the timely transfer of utility company accounts from Transferor to Transferee.

(d)           Basic rents (“Basic Rent”) and additional rent relating to escalation and pass-throughs of operating and other similar expenses (including, without limitation, real estate tax contributions) (“Additional Rent”) shall be prorated between Transferor and Transferee based upon Basic Rent and Additional Rent actually collected as of the day prior to the Closing Date. All prepaid Basic Rent, Additional Rent and other income from the Property shall be credited to Transferee at Closing, to the extent same is attributable to a period of time on or after the date of Closing. With respect to Additional Rent which is paid based upon an estimate, with an end-of-year accounting and adjustment, after Closing Transferor and Transferee shall make any adjustments to the proration of such items made at Closing promptly following such time as the final tax and operating expenses numbers become available and such end-of-year accountings are completed. Any Additional Rent which may be due Transferor as a result of such re-prorations shall be promptly paid by Transferee to Transferor if and when such Additional Rent is collected by Transferee.

(e)           Basic Rent and Additional Rent which is delinquent and remains uncollected as of the day prior to Closing shall not be prorated between Transferor and Transferee at Closing. At Closing, Transferor shall furnish to Transferee a schedule of delinquent Basic Rent and Additional Rent due under the Leases. Transferee shall pay Transferor’s prorata share of any delinquent Basic Rent and Additional Rent if and when collected by Transferee; provided, however, that Transferee shall have no obligation to collect or pursue the collection of same except that Transferee shall or shall cause its property manager to bill tenants for Base Rent and Additional Rent delinquent as of Closing in the ordinary course of business. It is understood and agreed that any Basic Rent or Additional Rent collected by Transferee after Closing shall be applied first to currently due Basic Rent and Additional Rent , with the remainder applicable next to pre-Closing periods. Transferee, shall hold all landlord’s liens in the entireties thereof to enforce the payment of rentals to which Transferee is entitled, and Transferor shall be deemed to have transferred to Transferee all of such landlord’s liens.

(f)            All security deposits and other deposits payable to tenants under the Leases shall be credited to Transferee at Closing.

(g)           Transferor and Transferee acknowledge that new bank accounts for the Transferee will not be set up as of Closing, and Transferor agrees to maintain its existing accounts with respect to any and all income or funds received by Transferor in connection with the Property and such funds shall be deposited in the existing accounts, and at such time as Transferee establishes the new bank accounts and Transferee will give notice of same to Transferor. Transferee and Transferor will determine the amount of funds owed to Transferor on and after the Closing Date, and Transferor shall provide funds in that amount to Transferee. This obligation will survive Closing.

(h)           The prorations described in this Section 4.4 shall be made as of 12:01 a.m. on the Closing Date, as if Transferee were vested with title to the Property during the entire day upon which Closing occurs. Transferor and Transferee agree to adjust between themselves after Closing any errors or omissions in the prorations made at Closing; provided, however, that such prorations shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested within one (1) year after the Closing Date.

4.5           Escrow for Capital Needs. Transferor shall place into escrow at Closing pursuant to the Capital Repair Escrow Agreement funds in the amount of $490,000 to be held until Transferor has completed the capital repairs set forth on Schedule 4.5 attached hereto (the “Repairs”). Such funds will be released as and when Transferor completes each Repair to Transferee’s reasonable satisfaction and provides sufficient evidence of the costs of completion per the Capital Repair Escrow Agreement. Pond Robinson shall inspect the Property ninety (90) days after the date of this Agreement and then in six month intervals to determine if the Repairs have been completed. Such Repairs shall be completed no later than August 30, 2008.

4.6           Closing Costs. Transferor shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy (not to include any costs associated with endorsements, extended coverage or deletion of the standard survey exception); (d) the cost of the Survey; (e) the fees for recording the Deeds conveying the Property to Transferee; and (f) one-half (1/2) of any escrow fee which may be charged by the Title Company. Transferee shall pay (x) the cost of any endorsement, extended coverage or deletions to or from the Title Policy desired by Transferee and the cost of any mortgagee’s policy(ies); (y) the fees of any counsel representing Transferee in connection with this transaction; and (z) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1           Representations and Warranties of Transferor. Transferor hereby represents and warrants to Transferee as follows:

(a)           Transferor has the full right, power and authority to enter into this Agreement and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Transferor of its obligations under this Agreement require no further action or approval of Transferor’s partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Transferor.

(b)           To Transferor’s current, actual knowledge, the heating, ventilation, air conditioning and other mechanical systems located in the Improvements are in good working condition and free from material defects or damage in need of immediate repair.

(c)           To Transferor’s current, actual knowledge, the foundation and all structural components of the Improvements are structurally sound and Transferor has no knowledge of any material defects or damage to any of the foregoing.

(d)           To Transferor’s current, actual knowledge, the Land and Improvements are not in material violation of any governmental order, regulation, statute, code or ordinance dealing with the use, construction, operation, safety and/or maintenance thereof, and all existing zoning and building codes and other applicable laws and governmental regulations permit the operation of the Property in accordance with its present usage and Transferor has not received written notice of any violation of the above. To Transferor’s current, actual knowledge, all necessary certificates of occupancy, licenses or permits, authorizations, consents and approvals required by all governmental or quasi-governmental authorities having jurisdiction, and the requisite certificates of the local Board of Fire Underwriters (or other body exercising similar functions) have been issued for the Improvements, have been paid for in full, and are in full force and effect.

(e)           Transferor has not received written demand by any mortgagee, insurance underwriter or governmental authority for work to be done or other action to be taken by Transferor which has not been complied with to the satisfaction of the entity making such demand.

(f)            Transferor has not received written notice of and to Transferor’s current, actual knowledge, there is no pending condemnation, expropriation, eminent domain, litigation, administrative action or other legal proceeding affecting all or any portion of the Property, and Transferor has not received any written or oral notice of and to Transferor’s knowledge has no current, actual knowledge that any such proceeding is contemplated.

(g)           Transferor has no current, actual knowledge of any change contemplated in any applicable laws or any judicial or administrative action, or any action by adjacent landowners which would prevent, limit, impede or render more costly Transferee’s contemplated use of the Property.

(h)           Except as set forth on Schedule 5.1(h) attached hereto, the Leases are in full force and effect and no default on the part of Transferor or to Transferor’s current, actual knowledge by any tenant thereunder exists or has been alleged to exist under any Lease. To Transferor’s current, actual knowledge, all repairs, alterations, and other work required to be performed by Transferor under the Leases have been fully performed and paid for in full by Transferor other than on-going maintenance and repairs of a routine nature and tenant improvements scheduled under written Leases. There are no Leases granting any person a right to occupy the Property other than the Leases listed on Exhibit K attached hereto and made a part hereof. Except as set forth on Schedule 5.1(h), no tenant of the Property has paid rent for more than one month in advance of the current month.

(i)            No tenant under the Leases has asserted in writing any claim or offset which would in any way affect the collection of rent from such tenant, nor has any tenant given any written notice to Transferor of its intention to terminate its tenancy prior to its natural expiration.

(j)            No person, firm or entity, other than Transferee has any right to acquire the Property or any part thereof.

(k)           Transferor has not disposed of or otherwise released or authorized to be released any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under the Property, including any surface waters or groundwater located on such Property in violation of applicable law, nor has Transferor caused or to Transferor’s current actual knowledge authorized to be released or discharged any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under any tracts in proximity to the Property, including the surface or groundwaters thereof in violation of applicable law. To Transferor’s current, actual knowledge, there are no hazardous or toxic substances, petroleum products, chemicals, or wastes on, in, or under the Property, including surface or groundwaters, regardless of source or cause, in violation of applicable law and there are no underground storage tanks on the Property except as may be disclosed by that certain Phase I Environmental Assessment prepared by Pond, Robinson & Associates, LP for Behringer Harvard and dated as of June 2007.

(l)            Transferor has obtained and will transfer to Transferee all governmental approvals, zoning letters or variances, licenses, permits and entitlements necessary to develop the Real Property and construct such improvements as contemplated in that certain architectural rendering prepared by RTKL which was provided to Transferee.

(m)          Except as expressly set forth in the Assumption Documents, (i) there are no events of default existing or any event or condition which would become a default  with notice or the passing of time under any of the loans made to Transferor or a constituent entity of Transferor by Compass, Comerica or First National Bank of Omaha pursuant to any of the loan documents being assumed by Transferee or any guaranty given by Behringer Harvard Opportunity REIT I, Inc. under the Assumption Documents, (ii) the maturity of the loans have not been accelerated and (iii) Transferor has no knowledge of any impending acceleration of the loans.

(n)           Transferor has delivered to Transferee the documents and other items (the “Due Diligence Materials”) listed on Exhibit L attached hereto and made a part hereof.

5.2           Covenants of Transferor. Transferor hereby covenants with Transferee as follows:

(a)           Transferor has paid or will pay in full, as of the Closing or within five (5) business days following the Closing, all bills and invoices for labor, goods, materials and services of any kind with respect to the Property and utility charges relating to the period prior to Closing Date, other than Liabilities. Without limiting the foregoing, any and all leasing commissions and Tenant Inducement Costs (as hereinafter defined) due and payable prior to the Closing Date with respect to Leases in existence on the Effective Date or Leases obtained prior to Closing will be paid in full by Transferor as of the Closing Date. As used herein, the term “Tenant Inducement Costs” means any payment required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically without limitation, tenant improvement costs, lease buyouts and moving allowances.

(b)           Transferor shall, at the sole expense of Transferor, cause any management and leasing or listing agreement existing in respect of the Property to be terminated effective as of the Closing Date except those set forth on Exhibit B-2.

5.3           Tenant Estoppels. Transferor has delivered to Transferee, as of Closing, such tenant estoppels as requested by Transferee (the “Tenant Estoppels”).

5.4           City Estoppel. Transferor has delivered to Transferee, as of the Closing Date, the City Estoppel.

5.5           Representations and Warranty of Transferee. Transferee hereby represents and warrants to Transferor that Transferee is a limited partnership, duly formed and existing under the laws of the State of Delaware and duly qualified to do business in the State of Texas. Transferee has the full right, power and authority to enter into this Agreement and to carry out Transferee’s obligations hereunder, and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Transferee of its obligations under this Agreement requires no further action or approval of Transferee’s partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Transferee.

5.6           Survival of Obligations. Transferor and Transferee agree as follows:

(a)           All representations, warranties and covenants made by Transferor herein shall survive Closing for a period of one (1) year, unless a longer survival period is expressly provided herein. Transferor shall indemnify and hold Transferee free and harmless from and against all losses, costs, damages and expenses of every kind and nature whatsoever (including reasonable attorneys’ fees and costs) sustained by Transferee as a result of any breach of any representation, warranty or covenant made by Transferor in this Agreement of which Transferee has notified Transferor in writing by the expiration of said one (1) year period.

(b)           All representations and warranties of Transferee shall survive Closing for a period of one (1) year. Transferee shall indemnify and hold Transferor free and harmless from and against all losses, costs, damages, and expenses of every kind and nature whatsoever (including reasonable attorneys’ fees and costs) sustained by Transferor as a result of any breach of any representation or warranty made by Transferee of which Transferor has notified BHFS in writing by the expiration of said one (1) year period.

ARTICLE 6

CONDITIONS PRECEDENT TO THE CLOSING

6.1           Conditions Precedent of Transferee. In addition to all other conditions set forth in this Agreement, Transferee’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this section 6.1 (all of which are for the sole benefit of Transferee):

(a)           All representations of Transferor set forth in Section 5.1 shall be true, correct and complete in all material respects as of the Closing Date.

(b)           Transferor shall have performed in all material respects all obligations required to be performed by Transferor hereunder prior to or in connection with the Closing.

6.2           Conditions Precedent of Transferor. In addition to all other conditions set forth in this Agreement, Transferor’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.2 (all of which are for the sole benefit of Transferor):

(a)           All representations of Transferee set forth in Section 5.4 shall be true, correct shall be true, correct and complete in all material respects as of the Closing Date; and

(b)           Transferee shall have performed in all material respects all obligations required to be performed by Transferee hereunder prior to or in connection with the Closing.

6.3           Failure of Condition Precedent. Upon the failure of any of the foregoing conditions precedent, the party benefited by such failed condition shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Agreement by sending written notice to the other party on or before the date of Closing.

ARTICLE 7

DEFAULT

7.1           Default by Transferee. In the event that Transferee fails to consummate this Agreement for any reason, except Transferor’s default or the permitted termination of this Agreement by either Transferor or Transferee as herein expressly provided, Transferor shall be entitled, as its sole remedy, to terminate this Agreement. In the event that Transferee closes under this Agreement and then fails to fully and timely perform any of its other obligations under this Agreement that survive or are performable after the Closing, Transferor may seek all remedies available at law or in equity.

7.2           Default by Transferor. In the event that Transferor fails fail to consummate this Agreement for any reason, except Transferee’s default or the permitted termination of this Agreement by Transferor or Transferee as herein expressly provided, Transferee shall be entitled, as its exclusive remedies, either (i) to terminate this Agreement by giving written notice thereof to Transferor, whereupon neither party shall have any further rights or obligations under this Agreement, or (ii) to enforce specific performance of Transferor’s obligations under this Agreement; provided, however, if Transferor’s default is such that specific performance cannot be granted as a judicial remedy, then Transferee may seek any and all other remedies available at law or in equity. In the event Transferee closes under this Agreement and then Transferor fails to fully perform any of its other obligations under this Agreement that survive or are performable after the Closing, Transferee may seek all remedies available at law or in equity.

ARTICLE 8

INTENTIONALLY OMITTED

ARTICLE 9

COMMISSIONS

9.1           Brokerage Commissions. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Transferor agrees to pay to Jim Deibel of Holt Lundsford Commercial Inc. and to Mark West of Holliday Fenoglio (the “Brokers”) brokerage commissions pursuant to separate written agreements between Transferor and Brokers. Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder other than the Brokers by, through or on account of any acts of said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. In the event the transaction envisioned hereby fails to close for any reason, including without limitation Transferor’s or Transferee’s default, Transferor and Transferee shall have no obligation for the payment of any commission or similar type fee hereunder. The provisions of this paragraph shall survive Closing.

ARTICLE 10

MISCELLANEOUS

10.1         Disclaimers. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, TRANSFEROR AND TRANSFEREE AGREE THAT EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS AGREEMENT, TRANSFEREE IS ACQUIRING THE PROPERTY “AS IS” WITH ALL FAULTS AND DEFECTS, LATENT AND PATENT, AND TRANSFEREE ACKNOWLEDGES AND AGREES THAT TRANSFEROR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, OR THE PRESENCE OR ABSENCE OF ANY POLLUTANT, HAZARDOUS WASTE, GAS OR SUBSTANCE OR

SOLID WASTE ON OR ABOUT THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BHFS MAY INTEND TO CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION INCLUDING, WITHOUT LIMITATION, ALL APPLICABLE ZONING LAWS, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER RELATED TO OR CONCERNING THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS AGREEMENT. BHFS ACKNOWLEDGES THAT TRANSFEREE, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF TRANSFEROR OR ANY STATEMENT, REPRESENTATION OR OTHER ASSERTION MADE BY TRANSFEROR WITH RESPECT TO THE PROPERTY, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS AGREEMENT. TRANSFEREE FURTHER ACKNOWLEDGES THAT NO INDEPENDENT INVESTIGATION OR VERIFICATION HAS BEEN OR WILL BE MADE BY TRANSFEROR WITH RESPECT TO ANY INFORMATION SUPPLIED BY THIRD PARTIES ON BEHALF OF TRANSFEROR CONCERNING THE PROPERTY, AND TRANSFEROR MAKES NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, IT BEING INTENDED BY THE PARTIES THAT BHFS SHALL VERIFY THE ACCURACY AND COMPLETENESS OF SUCH INFORMATION ITSELF. TRANSFEREE ACKNOWLEDGES THAT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS SECTION 10.1 ARE AN INTEGRAL PORTION OF THIS AGREEMENT AND THAT TRANSFEROR WOULD NOT AGREE TO CONTRIBUTE AND CONVEY THE PROPERTY TO BHFS FOR THE CONSIDERATION SET FORTH IN SECTION 1.4 WITHOUT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS SECTION 10.1.

10.2         Assignment. Transferee shall not have the right to assign its rights under this Agreement without the consent of Transferor. Notwithstanding the foregoing, Transferor acknowledges that Transferee has created certain subsidiaries that will take title to the Property and Transferor shall convey, assign and sell the Property to Transferee’s designated subsidiaries at Transferee’s direction.

10.3         Title Policy or Abstract.  The Texas Real Estate License Act requires written notice to Transferee that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Transferee.

10.4         Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) facsimile (provided that such facsimile is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Transferor:                    Fairways Frisco, L.P.
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Cathy Sweeney
Fax No. (972)-250-1734

with a copy to:                      Fairways Frisco, L.P.
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Jim Leslie
Fax No. (972)-250-1343

with a copy to:                      Winstead P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270
Attn: Tom Helfand, Esq.
Fax No. (214)-745-5390

If to Transferee:                    Behringer Harvard Frisco Square LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Asset Manager
Fax No. (214) 655-1610

with a copy to:                      Powell Coleman & Arnold LLP
8080 N. Central Expressway, Suite 1380
Dallas, Texas 75206
Attention: Carol Satterfield
Fax No. (214) 373-8768

10.5         Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

10.6         Time of Essence. Transferor and Transferee agree that time is of the essence of this Agreement.

10.7         Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

10.8         Entire Agreement. This Agreement, including the Exhibits and Schedules, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

10.9         Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

10.10       Attorneys’ Fees. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys’ fees.

10.11       Counterparts. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

10.12       Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

10.13       Applicable Law. THIS AGREEMENT IS PERFORMABLE IN COLLIN COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. TRANSFEROR AND TRANSFEREE HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN COLLIN COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN COLLIN COUNTY, TEXAS. TRANSFEROR AND TRANSFEREE AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

10.14       No Third Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Transferor and Transferee only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

10.15       Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

(a)	Exhibit A	Legal description of the Land

(b)	Exhibit B-1	Operating Agreements

	Exhibit B-2	Management and Leasing Agreements Not Required to be Terminated

(c)	Exhibit C	Permitted Exceptions

(d)	Exhibit D-1	List of Liabilities

	Exhibit D-2	Allocation of Capital Contributions

(e)	Exhibit E	Surveyor’s Certification

(f)	Exhibit F	Form of Special Warranty Deed

(g)	Exhibit G	Form of Bill of Sale and Assignment

(h)	Exhibit H	Form of Assignment and Assumption of Contracts

(i)	Exhibit I	Notification Letters

(j)	Exhibit J	FIRPTA Affidavit

(k)	Exhibit K	List of Leases

(l)	Exhibit L	Due Diligence Materials

(m)	Schedule 4.5	Repairs

(n)	Schedule 5.1(h)	Lease Defaults & Tenants with Pre-Paid Rent

10.16       Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

10.17       Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

10.18       Tax Free Exchange. In the event that either Transferor or Transferee elect to purchase or sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, the other party agrees to cooperate with such party in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) the other party incurs no additional cost or liability in connection with the like-kind exchange; (c) such party pays all costs associated with the like-kind exchange; and (d) the other party is not obligated to take title to any other property.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the Effective Date.

TRANSFEROR:

FRISCO SQUARE LAND, LTD.,
a Texas limited partnership

By:	Fairways FS Land, LLC,
a Texas limited liability company

	By:	/s/ James C. Leslie
James C. Leslie
Manager

FRISCO SQUARE PROPERTIES, LTD.,
a Texas limited partnership

By:	Fairways FS Properties, LLC,
a Texas limited liability company

	By:	/s/ James C. Leslie
James C. Leslie
Manager

FRISCO SQUARE B1- F1-11, LTD.,
a Texas limited partnership

By:	Fairways B1-6, F1-11, LLC,
a Texas limited liability company

	By:	/s/ James C. Leslie
James C. Leslie
Manager

FRISCO SQUARE B1-7, F1-10, LTD.,
a Texas limited partnership

By:	Fairways B1-7, F1-10, LLC,
a Texas limited liability company

	By:	/s/ James C. Leslie
James C. Leslie
Manager

TRANSFEREE:

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

BHFS I, LLC PROPERTIES

TRACT 1:

BEING a tract of land situated in the W. B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Ltd. as recorded in Collin County Clerk’s File No. 2005-004994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Main Street (a variable width right-of-way as recorded in Collin County Clerk’s File No. 2005-0071194 DRCCT;

THENCE North 86°07’47” East, along the south line of said Main Street, for a distance of 3 9.33 feet to a 1/2” iron rod for corner on the south line of a 24 ft. wide strip of land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT;

THENCE along the south line of said City of Frisco tract with a circular curve to the left having a central angle of 02°34’14”, a radius of 5,793.61 feet, a tangent length of 129.98 feet, and a chord of North 87°01’27” East 259.90 feet, for an arc distance of 259.92 feet to a 1/2” iron rod found at said curve’s point of tangency;

THENCE North 85°44’20” East, continuing along said south line, for a distance of 8.48 feet to a 1/2” iron rod found for corner;

THENCE North 86°07’47” East, continuing along said south line, continuing along said south line for a distance of 776.11 ft. to a 1/2” iron rod found for corner on the west line of Lot Bl-10 of Frisco Square Phase 2 as conveyed to the City of Frisco and recorded in Cabinet P, Page 724 DRCCT;

THENCE South 03°52’13” East, departing said south line and along the west line of said City of Frisco tract, for a distance of 99.38 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 184.15 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 67.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Frisco tract, for a distance of 105.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 246.50 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 57.76 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, along a west line of said Frisco tract, for a distance of 111.50 ft. to a 1/2” iron rod found for corner;

1

THENCE North 83°23’44” East, along a south line of said Frisco tract, for a distance of 62.41 ft. to a 1/2” iron rod found for corner at the northwest corner of future Lot Bl-8 per deed to Frisco Square Properties, Ltd. as recorded in Collin County Clerk’s File No. 2003-0213220 DRCCT;

THENCE South 06°36’16” East, along the west line of said future Lot Bl-8, for a distance of 87.25 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said west line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE South 06°36’16” East, continuing along said west line, for a distance of 81.75 ft. to a 1/2” iron rod found for corner on the north line of Frisco Square Blvd. (recorded as W. Main St.) per the Conveyance Plat recorded in Cabinet N, Page 690 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 902.58 ft. to a 1/2” iron rod found for corner at the southeast end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a 1/2” iron rod found for corner on the east line of said Dallas North Tollway and at the northwest end of said corner clip;

THENCE North 06°36’16” West, along said east line, for a distance of 689.45 to a 1/2” iron rod found for corner;

THENCE North 38°46’11” East, along the corner clip at the intersection of said east line with the south line of said Main Street, for a distance of 56.24 feet to the POINT OF BEGINNING and containing 15.24 90 acres of land.

TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd. as recorded in Collin County Clerk’s (C.C.) File No. 2005-004 994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway (a 310 ft. right-of-way) with the south line of Frisco Square Blvd. (recorded as W. Main St.)(a 73 ft. right-of-way) per the Conveyance Plat recorded in Cabinet N Page 690 DRCCT;

THENCE North 83°23’44” East, along said south line, for a distance of 978.97 ft. to a ½” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said south line, for a distance of 12.00 ft. to a ½” iron rod found for corner;

THENCE North 83°23’44” East, continuing along said south line, for a distance of 30.00 ft. to a ½” iron rod found for corner at the intersection of said south line with the west line of Church Street (a 121 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT;

THENCE South 06°36’16” East, along said west line, for a distance of 539.00 ft. to a ½” iron rod found for corner at the intersection of said west line with the north line of Page Street (a 67 ft. right-of-way) as recorded

2

in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE South 83°23’44” West, along the said north line of Page Street, for a distance of 1,008.97 ft. to a ½” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to a ½” iron rod found for corner on the east line of said Dallas North Tollway;

THENCE North 06°36’16” West, along said east line, for a distance of 487.00 ft. to a ½” iron rod found for corner at the southwest end of a corner clip at the intersection of said east line with the south line of said Frisco Square Blvd.;

THENCE North 38°23’44” East, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 12.4478 acres of land SAVE AND EXCEPT THE FOLLOWING DESCRIBED TRACT:

SAVE AND EXCEPT FROM TRACT 2:

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of land conveyed to Frisco Square Land, Ltd. as recorded in Collin County Clerk’s (C.C.) File No. 2005-004 994 Deed Records Collin County, Texas (DRCCT); and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the north end of a corner clip at the intersection of the east line of Dallas North Tollway, with the north line of Page Street (a 67 ft. right-of-way) as recorded in Cabinet N Page 690 DRCCT and in C.C. No. 2006-955330 DRCCT;

THENCE North 06°36’16”, along said east line, for a distance of 171.00 ft. to a point for corner;

THENCE North 83°23’44” East, departing said east line, for a distance of 220.50 ft. to a point for corner;

THENCE South 06°36’16” East, for a distance of 191.00 ft. to a point for corner on the north line of said Page Street;

THENCE South 83°23’44” West, along said north line, for a distance of 200.50 ft. to a 1/2” iron rod found for corner at the south end of a corner clip at the intersection of said north line with the east line of said Dallas North Tollway;

THENCE North 51°36’16” West, along said corner clip, for a distance of 28.28 ft. to the POINT OF BEGINNING and containing 0.9622 acres of land.

LEAVING A NET AREA OF 11.4856 ACRES OF LAND FOR TRACT 2.

TRACT 3 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07] AS TRACT 4A):

BEING a tract of land situated in the W.B. Watkins Survey Abstract No. 1004, in the City of Frisco, Collin County, Texas; said tract being part of a tract conveyed to Frisco Square Land, Ltd., as recorded in Collin County Clerk’s (C.C.) File No. 2005-004994 Deed Records Collin County, Texas (DRCCT), and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for corner at the intersection of the south line of a 24 ft. wide strip of

3

land conveyed to the City of Frisco as recorded in Collin County Clerk’s File No. 2000-0081361 DRCCT with the east line of Lot Fl-9 of Frisco Square Phase 2 as recorded in Cabinet P Page 724 DRCCT, said Lot Fl-9 as conveyed to the City of Frisco per said Frisco Square Phase 2 final plat;

THENCE North 86°07’47” East, along the south line of said City of Frisco 24 ft. wide strip of land, for a distance of 162.14 ft. to a 1/2” iron rod found for corner and for the beginning of a circular curve to the right;

THENCE continuing along said south line, with said circular curve to the right having a central angle of 15°46’18”, a radius of 2,608.02 ft., a tangent length of 361.23 ft., and a chord of South 85°59’04” East 715.63 ft., for an arc distance of 717.90 ft. to a 1/2” iron rod found for corner and for a point of tangency;

THENCE South 78°05’56” East, continuing along said south line, for a distance of 162.10 ft. to a 1/2” iron rod found for corner at the intersection of said south line with the west line of John W. Elliot Drive (a 60 ft. right-of-way);

THENCE South 12°16’44” West, along said west line, for a distance of 500.65 ft. to a 1/2” iron rod found for corner at the intersection of said west line with the north line of Frisco Square Blvd. as recorded in C.C. No. 2006-955350 DRCCT;

THENCE South 83°23’44” West, along said north line, for a distance of 657.91 feet to a 1/2” iron rod found for corner at the southeast corner of a tract conveyed to Frisco Square Properties, Ltd. as Future Lot Fl-8, as recorded in C.C. No. 2003-0213220 DRCCT;

THENCE North 06°36’16” West, departing said north line, and along the east line of said future Lot Fl-8, for a distance of 81.75 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, continuing along said east line, for a distance of 25.33 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, continuing along said east line, for a distance of 87.25 ft. to a 1/2” iron rod found for corner on a south line of said City of Frisco Lot Fl-9;

THENCE North 83°23’44” East, along said south line, for a distance of 15.91 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot Fl-9, for a distance of 58.99 ft. to a 1/2” iron rod found for corner;

THENCE North 83°23’44” East, along a south line of said Lot Fl-9, for a distance of 209.26 ft. to a 1/2” iron rod found for corner;

THENCE North 06°36’16” West, along an east line of said Lot Fl-9, for a distance of 24 9.00 ft. to a 1/2” iron rod found for corner;

THENCE South 83°23’44” West, along a north line of said Lot Fl-9, for a distance of 252.44 ft. to a 1/2” iron rod found for corner;

THENCE North 03°52’13” East, along an east line of said Lot Fl-9, for a distance of 84.59 ft. to a 1/2” iron rod found for corner;

THENCE South 86°07’47” West, along a north line of said Lot Fl-9, for a distance of 155.29 ft. to a 1/2” iron rod found for corner;

4

THENCE North 03°52’13” East, along an east line of said Lot Fl-9, for a distance of 96.00 ft. to the POINT OF BEGINNING and containing 9.5992 acres of land.

BHFS II, LLC PROPERTIES

Tract 1 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07 AND AS SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07 AS TRACT 12):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-7, Block B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the southeast corner of said Lot Bl-7 at the intersection of the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 23.08 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 2.50 feet to an X-cut set in concrete for corner;

South 82°20’57” West a distance of 67.33 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 19.33 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 29.25 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°3 9’03” West a distance of 2.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 31.85 feet to a 5/8” iron rod with red cap marked KHA set for corner in the east line of future Lot 8, Block B-l;

THENCE North 07°39’03” West with the east line of said future Lot 8, Block B-l a distance of 81.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE departing the east line of said future Lot 8, Block B-l and with the north line of said Lot Bl -7 the following calls:

North 82°20’57” East a distance of 17.08 feet to a 5/8” iron rod with red cap marked KHA set for corner;

5

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 14.77 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 25.28 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 1.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 15.19 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 17.34 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 0.75 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 82°20’57” East a distance of 12.20 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 37°20’57” East a distance of 10.61 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 23.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 82.75 feet to an X-cut set in concrete for corner in the west Right-of-Way line of said Coleman Boulevard;

THENCE with the west Right-of-Way line of said Coleman Boulevard the following calls: South 07°3 9’03” East a distance of 91.13 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 23.62 feet to the POINT OF BEGINNING and containing 0.424 5 acres of land.

Tract 2 (SHOWN ON SURVEY [PREPARED BY RUDY RANGEL, R.P.L.S. NO. 5664, DATED 07/12/07 AND AS SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07AS TRACT 13):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-10, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the southeast corner of said Lot Fl-10 at the intersection of the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) and the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas,-

THENCE with the east Right-of-Way line of said Coleman Boulevard the following calls: North 07°39’03”

6

West a distance of 23.62 feet to an X-cut set in concrete for corner; North 82°20’57” East a distance of 4.00 feet to an X-cut set in concrete for corner;

North 07°39’03” West a distance of 91.13 feet to an X-cut set in concrete at the northwest corner of said Lot Fl-10;

THENCE with north line of said Lot Fl-10 the following calls:

North 82°20’57” East a distance of 82.75 feet to an X-cut set in concrete for corner;

South 07°3 9’03” East a distance of 23.75 feet to an X-cut set in concrete for corner;

South 52°39’03” East a distance of 10.61 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 12.20 feet to an X-cut set in concrete for corner;

North 07°39’03” West a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 17.34 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 15.19 feet to an X-cut set in concrete for corner;

North 07°3 9’03” West a distance of 1.50 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 25.28 feet to an X-cut set in concrete for corner;

South 07°39’03” East a distance of 1.50 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 14.77 feet to an X-cut set in concrete for corner; North 07°3 9’03” West a distance of 0.75 feet to an X-cut set in concrete for corner;

North 82°20’57” East a distance of 17.08 feet to an X-cut set in concrete for corner in the west line of future Lot 8, Block F-l;

THENCE South 07°39’03” East with the west line of said future Lot 8, Block F-l a distance of 81.75 feet to a

7

pk nail set in concrete for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 31.85 feet to a point for corner,-South 07°3 9’03” East a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 25.28 feet to an X-cut set in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 29.25 feet to an X-cut set in concrete for corner; South 07°39’03” East a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 19.33 feet to an X-cut set in concrete for corner; North 07°39’03” West a distance of 2.50 feet to an X-cut set in concrete for corner; South 82°20’57” West a distance of 67.33 feet to X-cut set in concrete for corner; South 07°39’03” East a distance of 2.50 feet to X-cut set in concrete for corner;

South 82°20’57” West a distance of 23.08 feet to the POINT OF BEGINNING and containing 0.4245 acre of land.

BHFS III, LLC PROPERTY

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-1, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA set at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most easterly northeast corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 190.04 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 04°55’00” East departing the south Right-of-Way line of said Main Street a distance of 96.67 feet to a 5/8” iron rod with red cap marked KHA set for corner, said point being an inner ell corner in the north line of Lot Fl-11 of said Frisco Square Phase 2;

THENCE with the north line of said Lot Fl-11 the following calls:

South 85°05’00” West a distance of 112.09 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 14.21 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA set for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE with the east Right-of-Way line of said Coleman Boulevard the following calls:

8

North 07°39’03” West a distance of 102.58 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 38°42’59” East a distance of 17.25 feet to the POINT OF BEGINNING and containing 0.4746 acre of land.

BHFS IV, LLC PROPERTIES

Tract 1 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 8):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-5, Block B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with red cap marked KHA set at the corner clip intersection of the south Right-of-Way line of Main Street (variable width Right-of-Way) and the most westerly northwest corner of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the west Right-of-Way line of said Coleman Boulevard the following calls:

South 51°17’01” East a distance of 18.09 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°39’03” East a distance of 108.03 feet to a 5/8” iron rod with red cap marked KHA set for corner from which a 1/2” iron rod found bears South 22°06’46” East a distance of 0.60 feet;

THENCE departing the west Right-of-Way line of said Coleman Boulevard the following calls:

South 82°20’57” West a distance of 85.74 feet to a 5/8” iron rod with red cap marked KHA set for corner from which a 1/2” iron rod found bears South 47°57’00” East a distance of 1.34 feet;

North 07°39’03” West a distance of 24.51 feet to a 1/2” iron rod found for corner;

South 85°05’00” West a distance of 120.62 feet to a 5/8” iron rod with red cap marked KHA set for corner,-

North 04°55’00” West a distance of 100.00 feet to a 5/8” iron rod with red cap marked KHA set for corner in the south Right-of-Way line of said Main Street;

THENCE North 85°05’00” East with the south Right-of-Way line of said Main Street a distance of 189.18 feet to the POINT OF BEGINNING and containing 0.5109 acre of land.

Tract 2 (SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 9):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA set at the southwest corner of Lot Bl-7, Block Bl, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, said point being in the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County,

9

Texas;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 100.05 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 37°20’57” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 07°3 9’03” East a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 30.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 07°39’03” West a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

THENCE departing the north Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°3 9’03” West a distance of 81.75 feet to a 1/2” iron rod with cap found for corner;

North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

North 07°39’03” West a distance of 87.25 feet to a 1/2” iron rod with cap found for corner in the south line of Lot Bl-10, Lot Bl of said Frisco Square Phase 2, from which a 5/8” iron rod found bears South 78°45’27” West a distance of 2.23 feet;

THENCE North 82°20’57” East with the south line of said Lot Bl-10 a distance of 223.21 feet to a 5/8” iron rod with red cap marked KHA set for corner in the west line of said Lot Bl-7;

THENCE South 07°3 9’03” East with the west line of said Lot Bl -7 a distance of 81.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

Tract 3 (SHOWN ON SURVEY PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 10):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being part of a tract of land described in a deed to Frisco Square, Ltd. recorded in Volume 4721, Page 2560, Land Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at 5/8” iron rod with red cap marked KHA set at the intersection the north Right-of-Way line of Frisco Square Boulevard (70.5’ Right-of-Way) and the east Right-of-Way line of Library Street (variable width Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE with the northeast Right-of-Way line of said Frisco Square Boulevard the following calls:

North 07°39’03” West a distance of 57.90 feet to a 5/8” iron rod with red cap marked KHA set for corner;

North 52°39’03” West a distance of 59.54 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 100.05 feet to a PK nail set in concrete for corner in the east line of Lot Fl-

10

10, Lot Fl, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas;

THENCE North 07°39’03” West with the east line of said Lot Fl-10 a distance of 81.00 feet to an X-cut in concrete set for corner in the south line of Lot Fl-9, Lot Fl, of said Frisco Square Phase 2;

THENCE North 82°20’57” East with the south line of said Lot Fl-9 a distance of 223.21 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°3 9’03” East a distance of 87.25 feet to a 1/2” iron rod with cap found for corner;

THENCE North 82°20’57” East a distance of 25.33 feet to a 1/2” iron rod with cap found for corner;

THENCE South 07°39’03” East a distance of 81.75 feet to a 1/2” iron rod with cap found for corner in the north Right-of-Way line of said Frisco Square Boulevard;

THENCE with the north Right-of-Way line of said Frisco Square Boulevard the following calls:

South 82°20’57” West a distance of 76.39 feet to a 1/2” iron rod with cap found for corner;

South 07°39’03” East a distance of 12.00 feet to a 5/8” iron rod with red cap marked KHA set for corner;

South 82°20’57” West a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.6550 acres of land.

Tract 4 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 11/LOT Fl-11):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Fl-11, Block F-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the northwest corner of said Lot Fl-11 in the east Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE North 82°20’57” East a distance of 82.97 feet to an X-cut set in concrete for corner;

THENCE South 07°39’03” East a distance of 5.50 feet to an X-cut set in concrete for corner;

THENCE North 82°20’57” East a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 07°39’03” East a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE South 82°20’57” West a distance of 71.70 feet to an X-cut set in concrete for corner;

THENCE South 07°39’03” East a distance of 4.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West a distance of 82.97 feet to an X-cut set in concrete for corner in the east Right-of-Way line of said Coleman Boulevard;

THENCE North 07°39’03” West with the east Right-of-Way line of said Coleman Boulevard a distance of

11

290.84 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

Tract 5 (SHOWN ON SURVEY [PREPARED BY DANA BROWN R.P.L.S. #5336, DATED 06/27/07, LAST REVISED 07/10/07] AS TRACT 11 / LOT Bl-6):

BEING a tract of land situated in the W.B. Watkins Survey, Abstract No. 1004, Collin County, Texas, and being all of Lot Bl-6, Block. B-l, Frisco Square Phase 2, an addition to the City of Frisco, Texas recorded in Cabinet P, Page 724, Map Records, Collin County, Texas, and being more particularly described as follows:

BEGINNING at an X-cut set in concrete at the northeast corner of said Lot Bl-6 in the west Right-of-Way line of Coleman Boulevard (114’ Right-of-Way) as dedicated to the City of Frisco recorded in Cabinet N, Page 690, Map Records, Collin County, Texas;

THENCE South 07°39’03” East with the west Right-of-Way line of said Coleman Boulevard a distance of 290.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West departing the west Right-of-Way line of said Coleman Boulevard a distance of 82.97 feet to an X-cut set in concrete for corner;

THENCE North 07°39’03” West a distance of 4.84 feet to an X-cut set in concrete for corner;

THENCE South 82°20’57” West a distance of 71.70 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE North 07°39’03” West a distance of 280.50 feet to a 5/8” iron rod with red cap marked KHA set for corner;

THENCE North 82°20’57” East a distance of 71.70 feet to an X-cut set in concrete for corner;

THENCE North 07°39’03” West a distance of 5.50 feet to an X-cut set in concrete for corner;

THENCE North 82°20’57” East a distance of 82.97 feet to the POINT OF BEGINNING and containing 1.0157 acres of land.

12

EXHIBIT B-1

OPERATING AGREEMENT

Contract with Minol for Utility meter reading

Contract with IBS for Janitorial services in office and retail space

Contract with City Wide Building Services for window washing

Contract with Ameri-Tech pest control for pest control services

Contract with Fairview Protection for fire and elevator monitoring

Contract with 24 Hour, Ltd. for HVAC maintenance

Contract with Amerintel for security services after hours

Contract with Courtesy Valet Experts for valet service

Contract with Mid American Metals for metal maintenance

Contract with ThyssenKrupp Elevator Corp for elevator maintenance

Contract with Boughton Outdoor for landscaping services

Contract with Stewart & Stevenson for generator maintenance

Contract with Akin Land Services for ground lease and harvesting for ag exemption

Contact with Marvin Poer & Co for property tax consulting

Contract with Construct a Fence for fence rental

1

EXHIBIT B-2

MANAGEMENT AND LEASING AGREEMENTS NOT REQUIRED TO BE TERMINATED

Contract with Retail Connection for leasing services

Contract with Jones Lang LaSalle for leasing services

Contract with Lincoln Properties for management services

2

EXHIBIT C

PERMITTED EXCEPTIONS

BHFS I, LLC

1.             Standby fees, taxes and assessments by any taxing authority for the year 2007 and subsequent years.

2.              Restrictive Covenants recorded in Volume 4956, Page 1770, Land Records, Collin County, Texas.

3.             Rights of tenants in possession, as tenants only, under prior unrecorded lease agreements as set forth on certified rent roll.

4.             Thirty-five (35) foot wide temporary drainage easement for a drainage ditch and berm granted by F.M. 720-Tollway, Ltd., to the City of Frisco, dated September 1, 1994, filed for record on December 28,1994 and recorded under Clerk’s File No. 94-0112681, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 2)

5.             Ten (10) foot wide water line easement granted by HRC Ranch, Ltd., to the City of Frisco, dated August 20, 1997, filed for record September 2, 1997, and recorded in Volume 3 988, Page 2314, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 2)

6.             Subject property has frontage or abuts Dallas North Tollway, which is a controlled access highway, as set out in Deed recorded under Clerk’s File No. 94-0048748, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACTS 1 and 2)

7.             Terms, provisions, and conditions contained in Agreement executed by and between the City of Frisco, and F. M. 720-Tollway, Ltd., dated January 6, 1994, filed of record on May 19, 1994 and recorded under Clerk’s File No. 94-0048747, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

8.             Terms, provisions and conditions contained in Memorandum of Contract, Infrastructure Agreement and Restrictive Covenants executed by and between Frisco Square, Ltd., and FLLA, Ltd., dated July 9, 2001, filed of record on July 10, 2001 and recorded in Volume 04956, Page 01770, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACTS 1 AND 2)

9.             Fifty (50) foot wide Drainage and Utility Easement for constructing,operating and maintaining storm sewer lines and systems by Frisco Square, Ltd., a Texas Limited Partnership to the City of Frisco, dated February 5, 2002, filed for record on February 6, 2002 and recorded under Clerk’s File No. 2002-0019105, Land Records, Collin County, County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 (TRACT 2)

10.           Easement for utility facilities granted by Frisco Square, Ltd. to City of Frisco, dated July 6, 2004, filed for record on July 9, 2004 and recorded in Volume 5706, Page 4119, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 2)

11.           Thirty Five (35) foot wide temporary drainage ditch easement granted by Frisco Square, Ltd. to City of Frisco by instrument dated December 6, 1994, filed for record on December 28, 1994 and recorded

1

                under Clerk’s File No. 94-0112680, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 1)

12.           Thirty (30)foot wide Sanitary Sewer easement for a sanitary sewer line granted by F.M. 720-Tollway, Ltd., to City of Frisco by instrument dated December 20, 1994, filed for record on December 28, 1994 and recorded under Clerk’s File No. 94-0112679, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 3)

13.           Reservation of Minerals contained in Warranty Deed from John W. Andrews, Trustee to Tomlin Investments, Inc., dated August 31, 1981, filed for record on September 2, 1981 and recorded in Volume 1426, Page 14, Deed Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACTS 1 and 2)

14.           Terms, provisions, and conditions contained in Frisco Square Development Agreement executed by and between City of Frisco and Frisco Square, LTD., a Texas limited partnership, dated July 28, 2000, filed for record on August 1, 2000 and recorded in Volume 4721, Page 2665, Land Records, Collin County, Texas; as affected by First Supplement to Frisco Square Development Agreement recorded under Document No. 20070220000229050 and under Document No. 20070419000530110, Land Records, Collin County, Texas; as affected by Resolution No. 07-05-99R recorded under Document No. 20070625000861640, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

15.           Tracts are subject to all rules and regulations as set forth in the Frisco Square Development Standards per PD-153 City of Frisco Ordinance 05-08-57 dated August 3, 2005 and as it may be amended.

16.           Easement granted by Frisco Square Land Ltd. to City of Frisco, Texas, a Texas Home Rule Municipal Corporation, dated February 6, 2007, filed for record on March 16, 2007 and recorded under Document No. 20070316000364150, Land Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 2)

17.           Thirty (30) temporary drainage easement to the City of Frisco by instrument dated December 7, 1994 and filed for record under Clerk File No. 94-0112680, Deed Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 1)

18.           Ten (10) foot water line easement to the City of Frisco recorded in Volume 3 999, Page 37, Deed Records, Collin County, Texas as shown on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07. (TRACT 1)

19.           Deed of Trust executed by Frisco Square Land, Ltd., a Texas limited partnership to Melinda A. Chausse, Trustee, dated March 10, 2006, filed for record on March 14, 2006 and recorded under Document No. 20060331400034000, Land Records, Collin County, Texas, to secure the obligation(s) described therein, in favor of Comerica Bank, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien; and

As modified and/or extended by instrument(s) recorded under Document No. 20070420000531650, Land Records, Collin County, Texas; and

As affected by Right-of-Way Deeds recorded under Volume 05929, Page 04925 and Document No(s)

2

20060711000955320, 20060711000955330, 20060711000955340 and 20060711000955360. (TRACTS 1 THRU 3); and

BHFS II, LLC

1.             Standby fees, taxes and assessments by any taxing authority for the year 2007 and subsequent years.

2.             Rights of tenants in possession, as tenants only, under prior unrecorded lease agreements as set forth on certified rent roll.

3.             Terms, provisions, and conditions contained in Agreement executed by and between the City of Frisco, and F. M. 720-Tollway, Ltd., dated January 6, 1994, filed of record on May 19, 1994 and recorded under Clerk’s File No. 94-0048747, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

4.             Terms, provisions, and conditions contained in Frisco Square Development Agreement executed by and between City of Frisco and Frisco Square, LTD., a Texas limited partnership, dated July 28, 2000, filed for record on August 1, 2000 and recorded in Volume 4721, Page 2665, Land Records, Collin County, Texas,- as affected by First Supplement to Frisco Square Development Agreement recorded under Document No. 20070220000229050 and under Document No. 20070419000530110, Land Records, Collin County, Texas; as affected by Resolution No. 07-05-99R recorded under Document No. 20070625000861640, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

5.             Tracts are subject to all rules and regulations as set forth in the Frisco Square Development Standards per PD-153 City of Frisco Ordinance 05-08-57 dated August 3, 2005 and as it may be amended.

6.             Amended and Restated Deed of Trust executed by Frisco Square Bl-7, Fl-10, Ltd., a Texas limited partnership to American Title Company, Trustee, dated June 8, 2004, filed for record on June 9, 2004 and recorded in Volume 5686, Page 4311, Land Records, Collin County, Texas, to secure the payment of one note of even date therewith in the original principal sum of $533,724.77, payable to First National Bank of Omaha, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien. (TRACT 1); and

Amended and Restated Deed of Trust executed by Frisco Square Bl-7, Fl-10, Ltd., a Texas limited partnership to American Title Company, Trustee, dated June 8, 2004, filed for record on June 9, 2004 and recorded in Volume 5686, Page 4283, Land Records, Collin County, Texas, to secure the payment of one note of even date therewith in the original principal sum of $8,406,000.00, payable to First National Bank of Omaha, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien. (TRACT 2);

BHFS III, LLC

1.             Standby fees, taxes and assessments by any taxing authority for the year 2007 and subsequent years.

2.             Rights of tenants in possession, as tenants only, under prior unrecorded lease agreements as set forth on certified rent roll.

3.             Terms, provisions, and conditions contained in Agreement executed by and between the City of Frisco, and F. M. 720-Tollway, Ltd., dated January 6, 1994, filed of record on May 19, 1994 and recorded

3

                under Clerk’s File No. 94-0048747, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07.

4.             Building setback lines, easements and other matters, as shown or provided for on plat recorded in Cabinet P, Page 724, Map Records, Collin County, Texas and shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07, including the following: 10’ x 40’ sight easement in Northwest corner of property.

5.             Terms, provisions, and conditions contained in Frisco Square Development Agreement executed by and between City of Frisco and Frisco Square, LTD., a Texas limited partnership, dated July 28, 2000, filed for record on August 1, 2000 and recorded in Volume 4721, Page 2665, Land Records, Collin County, Texas, as affected by First Supplement to Frisco Square Development Agreement recorded under Document No. 20070220000229050 and under Document No. 20070419000530110, Land Records, Collin County, Texas; as affected by Resolution No. 07-05-99R recorded under Document No. 20070625000861640, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07.

6.             Tracts are subject to all rules and regulations as set forth in the Frisco Square Development Standards per PD-153 City of Frisco Ordinance 05-08-57 dated August 3, 2005 and as it may be amended.

7.             Un-identified and/or unrecorded easement along Northerly line as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07.

8.             Deed of Trust executed by Frisco Square Fl-1, Ltd., a Texas limited partnership to Lee Q. Vardaman, Trustee, dated March 8, 2007, filed for record on March 9, 2007 and recorded under Document No. 20070309000324820, Land Records, Collin County, Texas, to secure the payment of one note of even date therewith in the original principal sum of $8,889,000.00, payable to Compass Bank, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien; and

BHFS IV, LLC

1.             Standby fees, taxes and assessments by any taxing authority for the year 2007 and subsequent years.

2.             Rights of tenants in possession, as tenants only, under prior unrecorded lease agreements as set forth on certified rent roll.

3.             Terms, provisions, and conditions contained in Agreement executed by and between the City of Frisco, and F. M. 720-Tollway, Ltd., dated January 6, 1994, filed of record on May 19, 1994 and recorded under Clerk’s File No. 94-0048747, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

4.             Building setback lines, easements and other matters, as shown or provided for on plat recorded in Cabinet P, Page 724, Map Records, Collin County, Texas and shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07, including the following:

a)             10’ x 40’ sight easement in Northeast corner of property. (TRACT 1)

5.             Terms, provisions, and conditions contained in Frisco Square Development Agreement executed by

4

                and between City of Frisco and Frisco Square, LTD., a Texas limited partnership, dated July 28, 2000, filed for record on August 1, 2000 and recorded in Volume 4721, Page 2665, Land Records, Collin County, Texas; as affected by First Supplement to Frisco Square Development Agreement recorded under Document No. 20070220000229050 and under Document No. 20070419000530110, Land Records, Collin County, Texas; as affected by Resolution No. 07-05-99R recorded under Document No. 20070625000861640, Land Records, Collin County, Texas as noted on survey prepared by Rudy Rangel, R.P.L.S. No. 5664, dated 07/12/07 and as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (ALL TRACTS)

6.             Tracts are subject to all rules and regulations as set forth in the Frisco Square Development Standards per PD-153 City of Frisco Ordinance 05-08-57 dated August 3, 2005 and as it may be amended. (ALL TRACTS)

7.             Un-identified and/or unrecorded easement along Northerly line as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/10/07. (TRACT 1)

8.             Encroachment of 4-story masonry building onto subject tract along Northwest corner as shown on survey prepared by Dana Brown R.P.L.S. #5336, dated 06/27/07, last revised 07/24/07. (TRACT 3)

5

EXHIBIT D-1

LIST OF LIABILITIES

1.             That certain outstanding indebtedness to Comerica Bank in the amount of $21,115,279.86.

2.             That certain outstanding indebtedness to Compass bank in the amount of $1,000.

3.             That certain outstanding indebtedness to First National Bank of Omaha in the amount of $8,833,386.

All as assumed pursuant to the terms of those certain modification/assumption documents to be entered into by Transferee or its subsidiaries.

1

EXHIBIT D-2

ALLOCATION OF CAPITAL CONTRIBUTIONS

TRANSFEROR INITIAL CAPITAL ACCOUNTS

Frisco Square Land, Ltd.	5.36%	$1,186,807

Frisco Square Properties, Ltd.	2.68%	$593,403

Frisco Square B1-6, F1-11, Ltd.	10.08%	$2,231,905

Frisco Square B1-7, F1-10, Ltd.	11.88%	$2,630,460

2